Exhibit 10.50

SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of December 30, 2016 (this “Security Agreement”), is executed by and among Napo Pharmaceuticals, Inc., a Delaware corporation (“Napo”), Kingdon Capital Management, L.L.C. (“Agent”), as agent for each of the parties set forth on Exhibit A attached hereto (the “Purchasers”) and the Purchasers.

R E C I T A L S:

A.            Pursuant to the terms of that certain Note Purchase Agreement, dated as of December 30, 2016, by and among Napo and the Purchasers (as the same may be amended, modified, supplemented or restated from time to time, the “Purchase Agreement”), the Purchasers have agreed to make certain financial accommodations, as evidenced by Promissory Notes issued, or issuable, thereunder (collectively, the “Notes”).

B.            The Purchasers have required as a condition precedent to the extension of financial accommodations pursuant to the Purchase Agreement that Napo enter into this Security Agreement in order to secure the obligations and performance of Napo under the Purchase Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth herein, Napo, Agent (on behalf of the Purchasers) and the Purchasers hereby agree as follows:

A G R E E M E N T S:

Section 1                                             DEFINITIONS.

1.1                               Defined Terms.  For the purposes of this Security Agreement, the following capitalized words and phrases shall have the meanings set forth below.

“Collateral Agent” has the meaning set forth in the Limited Subordination Agreement.

“Collection Account” means the deposit account established by Napo pursuant to Section 2.4 of the Purchase Agreement.

“Deposit Bank” has the meaning assigned thereto in Section 2.4 of the Purchase Agreement.

“Event of Default” has the meaning set forth in Section 3.

“Forbearance” has the meaning set forth in the Limited Subordination Agreement.

“Limited Subordination Agreement” means that certain Limited Subordination Agreement, dated as of December 30, 2016, by and among the Company, Agent, Purchasers, Nantucket Investments Limited, in its capacities as administrative agent and collateral agent under that certain Financing Agreement, dated as of October 10, 2014, certain lenders party thereto, Dorsar Investment Company, Alco Investment Company, and Two Daughters LLC.

“Obligations” shall mean all obligations, liabilities and agreements of Napo under the Purchase Agreement, this Agreement, the Notes and all other documents executed in connection with the foregoing; provided that, for the avoidance of doubt, “Obligations” shall not include any rights related to the equity interests that may be held by Kingdon in connection with the conversion of the Notes.

“Permitted Liens” has the meaning set forth in the Purchase Agreement.

“Person” means any individual, partnership, corporation (including a business trust and a public benefit corporation), joint stock company, estate, association, firm, enterprise, trust, limited liability company, unincorporated association, joint venture and any other entity.

“Purchase Agreement” has the meaning set forth in the Recitals.

“UCC” shall mean the Uniform Commercial Code in effect in the state of Illinois from time to time.

1.2                               Other Terms Defined in UCC.  All other capitalized words and phrases used herein and not otherwise specifically defined herein shall have the respective meanings assigned to such terms in the UCC, to the extent the same are used or defined therein.

Section 2                                             SECURITY FOR THE OBLIGATIONS.

2.1                               Security for Obligations.  As security for the payment and performance of the Obligations, Napo does hereby pledge, assign, transfer, deliver and grant to Agent, for the benefit of the Purchasers, a continuing and unconditional security interest in and to the following property of Napo, wheresoever located and whether now existing or hereafter arising or acquired (all of which property, along with the products and proceeds therefrom, are individually and collectively referred to as the “Collateral”):

(a)                                 All Inventory, including raw materials, work-in-process and finished goods;

(b)                                 all Accounts that constitute Proceeds;

(c)                                  the Collection Account, all cash held therein or credited thereto (including, without limitation, pursuant to Section 4.1 of the Purchase Agreement), and all other assets held in or credited to the Collection Account from time to time; and

(d)                                 all proceeds (whether cash proceeds or noncash proceeds) of Inventory (i) realized after the occurrence of an Event of Default that is not waived or cured, or (ii) realized in connection with sales of Inventory other than in the ordinary course of Napo’s business, in each case including all insurance policies and proceeds of insurance payable by reason of loss or damage to the foregoing property (collectively, the “Proceeds”).

2.2                               Possession and Use of Collateral.  Until an Event of Default has occurred and is continuing hereunder, Napo shall be entitled to possession and use of the Collateral.

2.3                               Financing Statements.  Napo shall, at Agent’s request, at any time and from time to time, execute (as applicable) and deliver to Agent such financing statements, amendments and other documents and do such acts as Agent reasonably deems necessary in order to establish and maintain valid, attached and perfected security interests in the Collateral in favor of Agent.  Napo hereby authorizes the Agent or its designee to make all such UCC and other filings that the Agent reasonably deems necessary or desirable to perfect the security interest granted herein.

2.4                               Collection Account.  Napo shall deliver, or shall cause to be delivered, to the Collection Account (a) all Proceeds and (b) all unused cash proceeds from the Notes (which shall be deposited and remain therein except to the extent applied in connection with the uses permitted under Section 4.1 of the Purchase Agreement).

2.5                               Control Agreement.  Within the timeframe specified in the Purchase Agreement, Napo shall execute and deliver, and cause the Deposit Bank to execute and deliver, an account control agreement in respect of the Collection Account in form and substance satisfactory to the Agent and the Collateral Agent (as defined in the Limited Subordination Agreement).

2.6                               Collateral Dispositions.  Except for dispositions in the ordinary course of business, Permitted Liens and subject in all respects to the Limited Subordination Agreement, Napo shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Collateral or suffer to exist any lien on the Collateral.

2.7                               Further Assurances.  Napo agrees that if this Agreement shall, in the reasonable opinion of the Agent, at any time be deemed by the Agent, for any reason, insufficient in whole or in part to carry out the true intent and spirit hereof, it shall, at its expense, execute or cause to be executed such other documents and instruments, take all further action or deliver or cause to be delivered such further assurances as in the reasonable opinion of the Agent may be required in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral and to more effectively accomplish the purposes of this Agreement.

Section 3                                             REMEDIES.

Upon the occurrence of an “Event of Default” under the Notes or any default in the payment or performance of any of the covenants, conditions and agreements contained in this Security Agreement, which default continues unremedied for a period of 30 days following notice thereof by the Purchasers to Napo for so long as such default remains continuing (such unremedied default, an “Event of Default”), Agent, at the direction of the Required Purchasers, shall have all rights, powers and remedies set forth in the Purchase Agreement, the Notes, this Security Agreement or in any other written agreement or instrument relating to any of the Obligations or any security therefor, as a secured party under the UCC or as otherwise provided at law or in equity. Napo hereby waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Agent’s rights hereunder, and hereby consents to, and waives notice of release, with or without consideration, of any Collateral, notwithstanding anything contained herein to the contrary.  Agent shall only exercise any such rights if directed to do so in writing by the Required Purchasers.  Notwithstanding anything to the contrary set forth herein, in no event will any right or remedy of Agent or any Purchaser conferred herein or available under applicable law be exercised prior to the earlier of (i) July 1, 2017, (ii) the consummation of the Merger, or (iii) the delivery of the written notice by the Collateral Agent to Kingdon set forth in Section 1.10 of the Limited Subordination Agreement.

Section 4                                             POWER OF ATTORNEY.

Napo hereby appoints Agent, its attorney-in-fact to prepare, sign and file or record, for Napo in Napo’s name, any financing statements, applications for registration and like papers and to take any other action reasonably deemed by Agent necessary in order to perfect the security interest of the Agent hereunder and to dispose of any Collateral pursuant to the terms hereof, at Napo’s expense, but without obligation to do so.

Section 5                                             APPOINTMENT AND AUTHORIZATION OF THE AGENT.

5.1                               Appointment of Agent.  Subject to the terms and conditions of Sections 5.2 and 5.3 below, each Purchaser hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Security Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Security Agreement, together with such powers as are reasonably incidental thereto, in each case, so long as such actions have been requested by the Required Purchasers.

5.2                               Exercise of Remedies.  Upon the occurrence of an Event of Default, the Agent shall send a request to the Purchasers seeking an instruction with respect to any action and/or the exercise of any remedy under Section 3 of this Security Agreement.  The Agent shall then take only such actions and exercise only such remedies as are specifically directed in one or more written instructions delivered to the Agent and signed by the Required Purchasers.  Notwithstanding the foregoing, in the event that the Agent shall determine in good faith that taking the actions specified in any such written instruction is contrary to law, it may refrain (and shall be fully protected in so refraining) from taking such action and shall immediately give notice of such fact to each of the Purchasers.  Notwithstanding anything to the contrary set forth herein, in no event will any right or remedy of Agent or any Purchaser conferred herein or available under law be exercised prior to the earlier of (i) July 1, 2017, (ii) the consummation of the Merger, or (iii) the delivery of the written notice by the Collateral Agent to Kingdon set forth in Section 1.10 of the Limited Subordination Agreement.

5.3                               Waiver of Remedies; Release of Collateral.  Notwithstanding anything contained herein to the contrary, the Agent shall not waive any remedy or release any Collateral under this Security Agreement without the prior written consent and instruction of the Required Purchasers.

Section 6                                             MISCELLANEOUS.

6.1                               Amendments; Waivers.  No delay on the part of Agent in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Agent of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.  No amendment, modification or waiver of, or consent with respect to, any provision of this Security Agreement shall in any event be effective unless the same shall be in writing and acknowledged by Agent, the Required Purchasers and Napo, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  Notwithstanding the foregoing, parties that hold Notes shall be entitled to join this Security Agreement upon execution of a counterpart signature page to this Security Agreement, and upon such execution such parties shall be deemed to be “Purchasers” for all purposes hereof.

6.2                               FORUM SELECTION AND CONSENT TO JURISDICTION.  THE PURCHASERS, AGENT AND NAPO AGREE THAT ALL ACTIONS TO ENFORCE THIS AGREEMENT AND ALL DISPUTES AMONG OR BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG OR BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY A COURT LOCATED IN NEW CASTLE COUNTY, DELAWARE, AND NAPO, AGENT AND THE PURCHASERS HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF SUCH COURT.

6.3                               WAIVERS OF NAPO, AGENT AND THE PURCHASERS. NAPO, AGENT AND THE PURCHASERS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO NAPO AT THEIR ADDRESS SET FORTH IN SECTION 6.10 OF THIS AGREEMENT OR TO AGENT OR ANY PURCHASER AT THE ADDRESS SET FORTH IN SECTION 6.10 OF THIS AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. NAPO, AGENT AND THE PURCHASERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL, ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE IN NEW CASTLE COUNTY, DELAWARE IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION TO ENFORCE THIS AGREEMENT OR BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. NAPO, AGENT AND THE PURCHASERS AGREE THAT NEW CASTLE COUNTY, DELAWARE IS A REASONABLY CONVENIENT FORUM TO RESOLVE ANY DISPUTE BETWEEN NAPO AND THE PURCHASERS. NAPO, AGENT AND THE PURCHASERS EACH REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING

CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.  NOTHING IN THIS SECTION 6.3 SHALL AFFECT THE RIGHT OF NAPO, AGENT OR THE PURCHASERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

6.4                               Successors.  This Security Agreement shall be binding upon the Purchasers, Agent and Napo and their respective legal representatives and successors.  All references herein to Napo shall be deemed to include any successors, whether immediate or remote.

6.5                               Binding Effect.  This Security Agreement shall become effective upon execution by Napo.  If this Security Agreement is not dated or contains any blanks when executed by Napo, Agent is hereby authorized, without notice to Napo, to date this Security Agreement as of the date when it was executed by Napo, and to complete any such blanks according to the terms upon which this Security Agreement is executed.

6.6                               Governing Law.  This Security Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of Delaware (but giving effect to federal laws applicable to national banks) applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.

6.7                               Enforceability.  Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.8                               Time of Essence.  Time is of the essence in making payments of all amounts due Agent under this Security Agreement and in the performance and observance by Napo of each covenant, agreement, provision and term of this Security Agreement.

6.9                               Counterparts; Electronic Signatures.  This Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Security Agreement.  Receipt of an executed signature page to this Security Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.

6.10                        Notices.  Except as otherwise provided herein, Napo waives all notices and demands in connection with the enforcement of Agent’s rights hereunder.  All notices, requests, demands and other communications provided for hereunder shall be in writing and addressed as follows:

If to Napo:

Napo Pharmaceuticals, Inc.

201 Mission Street

Suite 2375

San Francisco, CA 94105

Attention: Chief Executive Officer

Telephone: 415-371-8302

Telecopier: 415-371-8311

With a copy to:

Reed Smith LLP.

101 Second Street, Suite 1800

San Francisco, California 94105

Attention: Donald Reinke, Esq.

Telecopy: (415) 391-8269

If to Agent or any Purchaser:

c/o Kingdon Capital Management

152 West 57th Street, 50th floor

New York, NY 10019

Attn: Richard Weinstein

rweinstein@kingdon.com

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection.  All notices addressed as above shall be deemed to have been properly given (i) if served in person, upon acceptance or refusal of delivery; (ii) if mailed by certified or registered mail, return receipt requested, postage prepaid, on the third (3rd) day following the day such notice is deposited in any post office station or letter box; or (iii) if sent by recognized overnight courier, on the first (1st) day following the day such notice is delivered to such carrier.  No notice to or demand on Napo in any case shall entitle Napo to any other or further notice or demand in similar or other circumstances.

*****

IN WITNESS WHEREOF, Napo, Agent and the Purchasers have executed this Security Agreement as of the date first above written.

NAPO:

NAPO PHARMACEUTICALS, INC.

By:	/s/ Lisa A. Conte
Name:	Lisa A. Conte
Title:	Chief Executive Officer

AGENT:

KINGDON CAPITAL MANAGEMENT, L.L.C.

By:	/s/ William Walsh
Name:	William Walsh
Title:	CFO

PURCHASERS:

KINGDON ASSOCIATES		KINGDON OFFSHORE MASTER FUND, L.P.

By: Kingdon Capital Management, L.L.C., in its capacity as agent and investment adviser		By: Kingdon Capital Management, L.L.C., in its capacity as agent and investment adviser

By:	/s/ William Walsh	By:	/s/ William Walsh
Name:	William Walsh	Name:	William Walsh
Title:	CFO	Title:	CFO

KINGDON FAMILY PARTNERSHIP, L.P.

By: Kingdon Capital Management, L.L.C., in its capacity as agent and investment adviser

By:	/s/ William Walsh
Name:	William Walsh
Title:	CFO

EXHIBIT A

Purchasers

Kingdon Associates

Kingdon Family Partnership, L.P.

Kingdon Offshore Master Fund, L.P.